                                 EXHIBIT 99.1
                         INDEX TO FINANCIAL STATEMENTS

Western Gas Resources, Inc. Pro Forma Financial Statements giving effect to the disposition of Western Gas Resources Storage, Inc., the Giddings Gathering system and the MiVida Treating Plant and Gathering System and the private offering of $155.0 million of senior subordinated notes.

  Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999.............  F-1
  Unaudited Pro Forma Consolidated Statement of Operations for the quarter ended
     March 31, 1999...............................................................  F-2
  Unaudited Pro Forma Consolidated Statement of Operations for the fiscal year ended December 31, 1998......................................................  F-3
  Notes to Unaudited Pro Forma Consolidated Financial Statements..................  F-4

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The accompanying pro forma consolidated balance sheet as of March 31, 1999 and the pro forma consolidated statements of operations for the quarter ended March 31, 1999 and the year ended December 31, 1998 give effect to the April 1999 sales of Western Gas Resources Storage, Inc. ("the Katy facility") and a portion of the associated natural gas inventory for gross proceeds of $111.7 million and the Giddings facility for gross proceeds of $36.0 million. In addition, the June 1999 sale of the MiVida treating facility for gross proceeds of $12 million and proceeds received from the June 1999 offering of $155.0 million of senior subordinated notes are included in the pro forma financial statements. The additional transactions described above are shown in the pro forma financial statements in order to present fairly the pro forma position of Western Gas Resources, Inc.

     The pro forma consolidated financial statements comprise historical financial data, which have been retroactively adjusted to reflect the effect of the above transactions on our historical consolidated financial statements. The historical information assumes that the transactions for which pro forma effects are shown were completed March 31, 1999 for the pro forma consolidated balance sheet and January 1, 1999 and 1998 for the pro forma consolidated statements of operations. Such pro forma information should be read in conjunction with the related historical financial information and is not indicative of the results that would actually have occurred had the transactions been in effect on the dates or for the periods indicated or which may occur in the future.

                     Pro Forma Consolidated Balance Sheet
                                  (Unaudited)
                             As of March  31, 1999
                            (Dollars in Thousands)

                                                                                                             Debt           Pro
                                    Historical       Giddings         Katy          MiVida        Pro       Offering       Forma,
                                     Company       Adjustment(1)  Adjustment(2)  Adjustment(3)   Forma    Adjustment(4)  As Adjusted
                                    ----------    -------------  -------------  -------------  --------  -------------  ------------
Assets
Current Assets:
Cash and cash equivalents.........  $   12,697    $           -  $          -   $           -  $ 12,697  $           -  $   12,697
Trade accounts receivable, net....     185,169                -             -               -   185,169              -     185,169
Product Inventory.................      22,114                -       (11,677)              -    10,437              -      10,437
Parts Inventory...................       9,913                -             -               -     9,913              -       9,913
Other.............................       2,239                -             -               -     2,239              -       2,239
                                    ----------    -------------  ------------   -------------  --------  -------------  ----------
Total current assets                   232,132                -       (11,677)              -   220,455              -     220,455


Property and Equipment:
Gas Gathering, processing,
 storage and transmission.........     966,065          (63,382)     (135,074)        (14,016)  753,593              -     753,593
Oil and gas properties and
 equipment........................     114,488                -             -               -   114,488              -     114,488
Construction in Progress..........      89,012                -             -               -    89,012              -      89,012
                                    ----------    -------------  ------------   -------------  --------  -------------  ----------
                                     1,169,565          (63,382)     (135,074)        (14,016)  957,093              -     957,093

Accumulated depreciation,
 depletion and amortization.......    (317,388)          21,506        17,885           3,081  (274,916)             -    (274,916)
                                    ----------    -------------  ------------   -------------  --------  -------------  ----------

Total property and
 equipment, net...................     852,177          (41,876)     (117,189)        (10,935)  682,177              -     682,177


Other Assets:
Gas purchase contracts............      40,710                -             -               -    40,710              -      40,710
Other.............................      37,654                -             -               -    37,654          5,051      42,705
                                    ----------    -------------  ------------   -------------  --------  -------------  ----------
Total other assets                      78,364                -             -               -    78,364          5,051      83,415

Total assets                        $1,162,673    $     (41,876) $   (128,866)  $     (10,935) $980,996  $       5,051  $  986,047
                                    ==========    =============  ============   =============  ========  =============  ==========

Liabilities and Stockholders'
 Equity
Current Liabilities:
Accounts payable..................  $  180,850    $         654  $      3,504   $         595  $185,603  $           -  $  185,603
Trade accounts receivable, net....      25,978                -             -               -    25,978           (540)     25,438
Other.............................       4,217                -             -               -      ,217              -       4,217
                                    ----------    -------------  ------------   -------------  --------  -------------  ----------
Total current liabilities.........     211,045              654         3,504             595   215,798           (540)    215,258

Long-term debt (senior)...........     526,609          (36,000)     (111,677)        (12,000)  366,932       (148,449)    218,483

Long-term debt (subordinated).....           -                                                        -        155,000     155,000
Deferred income taxes payable.....      46,648           (2,787)       (9,744)           (208)   33,909              -      33,909
                                    ----------    -------------  ------------   -------------  --------  -------------  ----------

Total liabilities                      784,302          (38,133)     (117,917)        (11,613)  616,639          6,011     622,650

Stockholders' Equity..............     378,371           (3,743)      (10,949)            678   364,357           (960)    363,397
                                    ----------    -------------  ------------   -------------  --------  -------------  ----------

Total liabilities and
 Stockholders' equity               $1,162,673    $     (41,876) $   (128,866)  $     (10,935) $980,996  $       5,051  $  986,047
                                    ==========    =============  ============   =============  ========  =============  ==========

                Pro Forma Consolidated Statement of Operations
                                  (Unaudited)
                     For the quarter ended March 31, 1999
                            (Dollars in Thousands)

                                                                                                         Debt            Pro
                             Historical     Giddings          Katy           MiVida        Pro         Offering         Forma,
                              Company     Adjustment(1)   Adjustment(2)   Adjustment(3)    Forma     Adjustment(4)   As Adjusted
                             ----------   -------------   -------------   -------------   --------   -------------   ------------
Revenues:
Sale of gas................. $  350,841   $      (6,762)  $           -   $      (1,775)  $342,304   $           -   $    342,304
Sale of natural gas liquids.     63,648          (1,394)              -              (9)    62,245               -         62,245
Processing, transportation
 and storage revenue........     11,073            (201)         (4,008)           (339)     6,525               -          6,525
Other, net..................      3,943               -               -               -      3,943               -          3,943
                             ----------   -------------   -------------   -------------   --------   -------------   ------------

Total revenues..............    429,505          (8,357)         (4,008)         (2,123)   415,017               -        415,017

Costs and Expenses:
Product purchases...........    381,365          (7,489)             67          (1,594)   372,349               -        372,349
Plant operating expense.....     19,465            (797)         (1,487)           (344)    16,837               -         16,837
Oil and gas exploration and
 production costs...........      1,858               -              44               -      1,902               -          1,902
Depreciation, depletion and
 amortization...............     13,558            (829)           (856)           (195)    11,678               -         11,678
Selling and administrative
 expense....................      7,815               -               -               -      7,815               -          7,815
Interest expense............      8,743            (558)         (1,731)           (186)     6,268           1,440          7,708
                             ----------   -------------   -------------   -------------   --------   -------------   ------------

Total costs and expenses....    432,804          (9,673)         (3,963)         (2,319)   416,849           1,440        418,289

Income (loss) before
 income taxes...............     (3,299)          1,316             (45)            196     (1,832)         (1,440)        (3,272)

Provision (benefit)
 for income taxes...........     (1,123)            474             (16)             71       (594)           (518)        (1,112)
                             ----------   -------------   -------------   -------------   --------   -------------   ------------

Income (loss)...............     (2,176)            842             (29)            125     (1,238)           (922)        (2,160)
                             ----------   -------------   -------------   -------------   --------   -------------   ------------

Preferred stock dividend
 requirements...............     (2,610)              -               -               -     (2,610)              -         (2,610)
                             ----------   -------------   -------------   -------------   --------   -------------   ------------

Income (loss) attributable
   to common stock.......... $   (4,786)  $         842   $         (29)  $         125   $ (3,848)  $        (922)  $     (4,770)
                             ==========   =============   =============   =============   ========   =============   ============
Earnings (loss) per share
 of common stock-basic and
 diluted (5)................ $     (.15)                                                  $   (.12)                  $       (.15)
                             ==========                                                   ========                   ============

                Pro Forma Consolidated Statement of Operations
                                  (Unaudited)
                     For the year ended December  31, 1998
                            (Dollars in Thousands)

                                                                                                           Debt            Pro
                                Historical     Giddings         Katy          MiVida          Pro        Offering         Forma,
                                 Company     Adjustment(1)   Adjustment(2)  Adjustment(3)    Forma      Adjustment(4)  As Adjusted
                                -----------  -------------  -------------   -------------  -----------  ------------  ------------
Revenues:
Sale of gas...................  $1,611,521     $   (38,859)   $         -       $  (4,188) $ 1,568,474  $          -   $ 1,568,474
Sale of natural gas liquids...     449,696          (8,134)             -             (28)     441,534             -       441,534
Processing, transportation
  and storage revenue.........      44,743            (193)       (15,980)         (2,360)      26,210             -        26,210
Sale of electric power........          20               -              -               -           20             -            20
Other, net....................      27,586               -              -               -       27,586             -        27,586
                                ----------   -------------  -------------   -------------  -----------  ------------  ------------
Total revenues                   2,133,566         (47,186)       (15,980)         (6,576)   2,063,824             -     2,063,824

Costs and Expenses:
Product purchases.............   1,914,303         (40,540)          (426)         (3,664)   1,869,673             -     1,869,673
Plant operating expense.......      85,353          (4,485)        (6,429)         (1,654)      72,785             -        72,785
Oil and gas exploration and
  production costs............       7,996               -              -               -        7,996             -         7,996
Depreciation, depletion and
  amortization................      59,346          (3,330)        (3,620)           (765)      51,631             -        51,631
Selling and administrative
  expense.....................      30,128               -              -               -       30,128             -        30,128
Interest expense..............      33,616          (2,232)        (6,924)           (744)      23,716         5,759        29,475
Loss on the impairment of
  property and equipment......     108,447               -              -               -      108.447             -       108,447
                                ----------   -------------  -------------   -------------  -----------  ------------  ------------
Total costs and expenses......   2,239,189         (50,587)       (17,399)         (6,827)   2,164,376         5,759     2,170,135

Income (loss) before
  income taxes................    (105,623)          3,401          1,419             251     (100,552)       (5,759)     (106,311)

Provision (benefit)
  for income taxes............     (38,418)          1,224            511              90      (36,593)       (2,073)      (38,666)
                                ----------   -------------  -------------   -------------  -----------  ------------  ------------

Income (loss).................     (67,205)          2,177            908             161      (63,959)       (3,686)      (67,645)
                                ----------   -------------  -------------   -------------  -----------  ------------  ------------

Preferred stock dividend
requirements.................      (10,439)              -              -               -      (10,439)            -       (10,439)
                                ----------   -------------  -------------   -------------  -----------  ------------  ------------
Income (loss) attributable
     to common stock.........   $  (77,644)  $       2,177  $         908   $         161  $   (74,398) $     (3,686) $    (78,084)
                                ==========   =============  =============   =============  ===========  ============  ============
Earnings (loss) per share of
     common stock-basic
     and diluted (5).........   $    (2.42)                                                $     (2.32)               $      (2.43)
                                ==========                                                 ===========                ============

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

  (1) The actual results of operations achieved by the Giddings facility during the year ended December 31, 1998 and the three months ended March 31, 1999 are reversed to reflect the sale of this asset as if the sale had occurred on March 31, 1999 for the balance sheet and January 1, 1999 and 1998 for the statements of operations. The sale of the Giddings facility for gross proceeds of $36.0 million is assumed to result in a net after-tax loss of approximately $3.7 million, subject to final accounting adjustment, in the second quarter of 1999. This loss is only reflected on the Pro Forma Consolidated Balance Sheet. The proceeds received from the sale of this facility were used to reduce long-term debt and interest expense at our weighted average interest rate on the Revolving Credit Facility of 6.2% for the year ended December 31, 1998 and the three months ended March 31, 1999, respectively.

  (2) The actual results of operations achieved by the Katy facility during the year ended December 31, 1998 and the three months ended March 31, 1999 are reversed to reflect the sale of this asset as if the sale had occurred on March 31, 1999 for the balance sheet and January 1, 1999 and 1998 for the statements of operations. The sale of the Katy facility for gross proceeds of $100.0 million is assumed to result in a net after-tax loss of approximately $10.9 million, subject to final accounting adjustment, in the second quarter of 1999. This loss is only reflected on the Pro Forma Consolidated Balance Sheet. In conjunction with this sale, we sold approximately 5.1 Bcf of stored gas in the Katy facility for approximately $11.7 million which approximated our cost of the inventory. The combined proceeds received from the sale of this facility and the inventory were used to reduce long-term debt and interest expense at our weighted average interest rate on the Revolving Credit Facility of 6.2% for the year ended December 31, 1998 and the three months ended March 31, 1999, respectively.

  (3) The actual results of operations achieved by the MiVida facility during the year ended December 31, 1998 and the three months ended March 31, 1999 are reversed to reflect the sale of this asset as if the sale had occurred on March 31, 1999 for the balance sheet and January 1, 1999 and 1998 for the statements of operations. The sale of the MiVida facility for gross proceeds of $12.0 million is assumed to result in a net after-tax gain of approximately $680,000, subject to final accounting adjustment, in the second quarter of 1999. This gain is only reflected on the Pro Forma Consolidated Balance Sheet. The proceeds received from the sale of this facility will be used to reduce long-term debt and interest expense at our weighted average interest rate on the Revolving Credit Facility of 6.2% for the year ended December 31, 1998 and the three months ended March 31, 1999, respectively.

  (4) The estimated net proceeds of the sale of $155.0 million aggregate principal amount of senior subordinated notes maturing in 2009 ("Notes") of $150.0 million are assumed to be used in part to repay $33.3 million of indebtedness under the Master Shelf agreement. The pro formas assume the sale of the Notes had occurred on March 31, 1999 for the balance sheet and January 1, 1999 and 1998 for the statements of operations and reflect interest on the Notes at the rate of 10% per annum. In connection with the prepayment of this indebtedness, we will incur an extraordinary loss on the early extinguishment of debt of approximately $1.5 million, or $960,000 after-tax. This loss is only reflected on the Pro Forma Consolidated Balance Sheet. The remaining proceeds from the offering of Notes of $115.1 million will be used to repay a portion of the outstanding indebtedness under the Revolving Credit Facility.

  (5) The calculation of earnings (loss) per share of common stock-basic and diluted excludes the gains and losses on the sales of Giddings, Katy and MiVida facilities and any extraordinary loss on the early extinguishment of debt. The weighted average shares of common stock outstanding for the quarter ended March 31, 1999 and the year ended December 31, 1998 were 32,147,993 and 32,147,354, respectively.